UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2024

AIB Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41230	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue, Suite M204A

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212)380-8128

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one Right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	ACCUF	OTC

Class A Ordinary Shares, par value $0.0001 per share	AIBAF	OTC

Rights, every ten (10) rights entitle the holder to receive one Class A Ordinary Share upon the consummation of an initial business combination	AACRF	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 18, 2024, AIB Acquisition Corporation, a Cayman Islands exempted company (“AIB”) and PSI Group Holdings Ltd 利航國際控股有限公司, a Cayman Islands exempted company (“PSI”) consummated (the “Closing”) their previously announced business combination (the “Business Combination”), pursuant to that certain Business Combination Agreement, dated as of December 27, 2023 (the “Business Combination Agreement”), by and among AIB, PSI, PS International Group Ltd., an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), PSI Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco, PSI Merger Sub II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco and AIB LLC, a Delaware limited liability company. Upon the Closing, each of AIB and PSI shall become direct, wholly-owned subsidiaries of Pubco.

In connection with the Closing of the Business Combination, Pubco’s ordinary shares are expected to begin trading on the Nasdaq Capital Market under the ticker symbol “PSIG” on July 19, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 15, 2024, AIB held an extraordinary general meeting of its shareholders (the “Meeting”) in connection with the Business Combination.

The number of shares outstanding on the record date and entitled to vote at this Meeting was 3,612,026 ordinary shares of AIB, and there were present, either in person or by proxy, holders of at least 1,806,014 ordinary shares entitled to vote at the Meeting, which represented a quorum of the shares entitled to vote.

At the Meeting, AIB’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2024 (the “Proxy Statement”). At the Meeting, each of the proposals in the Proxy Statement voted upon at the Meeting was approved by the shareholders. Defined terms used and not otherwise defined herein shall have the meanings ascribed in the Proxy Statement.

The final voting results for each proposal submitted to a vote of the shareholders of AIB at the Meeting are as follows:

●	Proposal No. 1 - The Business Combination Proposal – To consider and vote upon a proposal by ordinary resolution to approve the business combination agreement, dated as of December 27, 2023 (as it may be amended or supplemented from time to time, the “Business Combination Agreement”), by and among AIB, PSI Group Holdings Ltd 利航國際控股有限公司, a Cayman Islands exempted company, PS International Group Ltd., a Cayman Islands exempted company, AIB LLC, a Delaware limited liability company, PSI Merger Sub I Limited, a Cayman Islands exempted company, and PSI Merger Sub II Limited, a Cayman Islands exempted company, and the transactions contemplated by the Business Combination Agreement (collectively, the “Business Combination”).

FOR	AGAINST	ABSTENTIONS
3,260,605	19,688	0

●	Proposal No. 2 - The Merger Proposal - To consider and vote on a proposal by special resolution to approve, in connection with the Business Combination, the merger of PSI Merger Sub II Limited with and into AIB (the “Second Merger”), the plan of the Second Merger (the “Plan of Second Merger”) and any and all transactions provided in the Plan of Second Merger.

FOR	AGAINST	ABSTENTIONS
3,260,605	19,688	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to AIB’s shareholders.

Item 7.01 Regulation FD Disclosure.

The information provided under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by AIB and PSI announcing the consummation of the Business Combination.

A copy of this press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial metrics and projections of market opportunity; references with respect to the anticipated benefits of the Business Combination and the projected future financial performance of AIB and PSI’s operating companies following the Business Combination; changes in the market for PSI’s products and services and expansion plans and opportunities; PSI’s ability to successfully execute its expansion plans and business initiatives; ability for PSI to raise funds to support its business; the sources and uses of cash of the Business Combination; the anticipated capitalization and enterprise value of the combined company following the consummation of the Business Combination; and expectations related to the terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of PSI’s and AIB’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of PSI and AIB. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information with respect to PSI; PSI’s ability to successfully and timely develop and implement its growth strategy; PSI’s ability to adequately manage any logistics and supply chain risks; fluctuations in the price of cargo space and the uncertainties in supply and demand for cargo space; risks relating to PSI’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between PSI and its employees; PSI’s ability to successfully collaborate with business partners; demand for PSI’s current and future services; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that PSI is unable to secure or protect its intellectual property; risks of regulatory lawsuits relating to PSI’s services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments, including the military conflicts in Ukraine and the Middle East; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; the outcome of any legal proceedings that may be instituted against PSI, AIB, the Pubco or others following announcement of the Business Combination and transactions contemplated thereby; the ability of PSI to execute its business model, including market acceptance of its existing and planned services; technological improvements by PSI’s peers and competitors; and those risk factors discussed in documents of Pubco and AIB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AIB nor PSI presently know or that AIB and PSI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AIB’s, the Pubco’s and PSI’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. AIB, the Pubco and PSI anticipate that subsequent events and developments will cause AIB’s, the Pubco’s and PSI’s assessments to change. However, while AIB, the Pubco and PSI may elect to update these forward-looking statements at some point in the future, AIB, the Pubco and PSI specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by AIB. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2024	AIB Acquisition Corporation

	By:	/s/ Eric Chen
		Name:	Eric Chen
		Title:	Chief Executive Officer

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